Exhibit 10.1

FOURTH AMENDMENT TO REVOLVING

CREDIT AND GUARANTY AGREEMENT

FOURTH AMENDMENT, dated as of September 25, 2003 (the “Amendment”), to the REVOLVING CREDIT AND GUARANTY AGREEMENT, dated as of February 20, 2002, among GALEY & LORD, INC., a Delaware corporation (the “Borrower”), a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code, the Guarantors named therein (the “Guarantors”), WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank), a national banking corporation (“Wachovia”), each of the other financial institutions from time to time party thereto (together with Wachovia, the “Banks”) and WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent for the Banks (in such capacity, the “Agent”):

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors, the Banks and the Agent are parties to that certain Revolving Credit and Guaranty Agreement, dated as of February 20, 2002 (as the same has been and may be further amended, modified or supplemented from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower and the Guarantors have requested that from and after the Effective Date (as hereinafter defined) of this Amendment, the Banks agree to amend the Credit Agreement as set forth herein subject to and upon the terms and conditions set forth in this Amendment.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.    As used herein, all terms that are defined in the Credit Agreement shall have the same meanings herein.

2.    Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by (a) inserting the following new definition in appropriate alphabetical order:

“Cash on Hand” shall mean the gross cash and cash equivalent balance in all banks of the Borrower and the Guarantors after subtracting checks not cleared and planned disbursements over the next succeeding five (5) Business Days.

“Curtailment Costs” shall mean the curtailment costs recognized by the Borrower and the Guarantors as outlined in the business plans delivered to the Agent under Section 9(b) of the Third Amendment of Revolving Credit and Guaranty Agreement, dated as of July 29, 2003.

; (b) deleting the definition for “Maturity Date” and inserting in lieu thereof the following new definition:

“Maturity Date” shall mean October 31, 2003.

; and (c) amending the definition for “EBITDA” by deleting the word “and” appearing immediately preceding clause (x) therein and inserting the following new clause (xi):

and (xi) the Curtailment Costs (but only for the fiscal months commencing with August 2003 and to the extent such Curtailment Costs do not exceed the amounts thereof permitted by Section 6.14)”

3.    Amendment to Section 2.01. Section 2.01 of the Credit Agreement is hereby amended by inserting the following new subsection 2.01(c):

(c) Notwithstanding anything to the contrary contained in Section 2.01(a), the Borrower shall not request a Loan and no Loans shall be made to the Borrower if at any time Cash on Hand shall exceed $4,000,000.00.

4.    Amendment to Section 2.13. Section 2.13 of the Credit Agreement is hereby amended by inserting the following new subsection 2.13(c):

(c) If at any time at which there are unpaid Loans hereunder and the Borrower and the Guarantors have Cash on Hand in excess of $4,000,000.00, all such excess amounts shall be applied to the prepayment of the Loans hereunder and to all accrued interest and fees thereon.

5.    Amendment to Section 6.05. Section 6.05 of the Credit Agreement is hereby amended by deleting the amount of “$24,000,000” opposite the date “September 2003” and inserting in lieu thereof the amount “$15,881,000”.

6.    Amendment to Section 6. Section 6 of the Credit Agreement is hereby amended by inserting the following new Section 6.14:

SECTION 6.14. Curtailment Costs. Permit Curtailment Costs for each fiscal month listed below to be greater than the amount specified opposite such month:

Fiscal Month	Curtailment Costs

August, 2003	$4,400,000
September, 2003	$3,542,000

7.    Covenant. In order to induce the Banks to enter into this Amendment, the Borrower and the Guarantors hereby agree to the following covenant, the failure to perform such covenant will be an Event of Default under the Credit Agreement. Upon the sale of the capital stock of Klopman International S.r.l. (Italy), Klopman A.G. (Switzerland), Klopman GmbH (Germany), International Textile S.A. (Tunisia), and Klopman España S.A. (Spain) (collectively, the “Klopman Entities”) and certain intellectual property rights thereof (referred to herein as the “Klopman Sale”), no less than $24,400,000 will be repatriated to the Borrower and the Borrower shall apply such repatriated funds in accordance with Section 2.13(b) of the Credit Agreement.

8.    Conditions to Effectiveness. (a) This Amendment shall not become effective until the date (the “Effective Date”) on which (i) this Amendment shall have been executed by the Borrower, the Guarantors and the Banks, and the Agent shall have received evidence satisfactory to it of such execution and (ii) the Bankruptcy Court shall have entered an interim order, in form and substance satisfactory to the Agent, approving the terms of this Amendment.

(b) Notwithstanding the occurrence of the Effective Date, in the event that a final order, in form and substance satisfactory to the Agent, approving the terms of this Amendment shall not have been entered by the Bankruptcy Court by October 20, 2003, (i) other than as provided in clause (ii) below, this Amendment shall terminate and be of no further force and effect; and (ii) the Maturity Date of the Credit Agreement shall be deemed extended to October 20, 2003.

9.    Survival. All covenants made by the Borrower or any Guarantor herein shall continue in full force and effect so long as any amount due or to become due under the Credit Agreement is outstanding and unpaid and so long as the Commitments have not been terminated.

10.    Ratification. Except to the extent hereby amended, the Credit Agreement and each of the Loan Documents remain in full force and effect and are hereby ratified and affirmed.

11.    Costs and Expenses. The Borrower agrees that its obligations set forth in Section 10.05 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment, including the reasonable fees and disbursements of special counsel to the Agent.

12.    References. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Agent or the Banks may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.

13.    Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. A fax copy of a counterpart signature page shall serve as the functional equivalent of a manually executed copy for all purposes.

14.    Applicable Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[SIGNATURES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and the year first written.

BORROWER:

GALEY & LORD, INC.

By:	/s/ Leonard F. Ferro
Name:	Leonard F. Ferro
Title:	Vice President, Secretary & Treasurer

GUARANTORS:

GALEY & LORD INDUSTRIES, INC. G&L SERVICE COMPANY, NORTH AMERICA, INC. SWIFT TEXTILES, INC. SWIFT DENIM SERVICES, INC.

By:	/s/ Leonard F. Ferro
Name:	Leonard F. Ferro
Title:	Vice President, Secretary & Treasurer

GALEY & LORD PROPERTIES, INC. SWIFT DENIM PROPERTIES, INC. GREENSBORO TEXTILE ADMINISTRATION LLC BRIGHTON WEAVING LLC FLINT SPINNING LLC SOCIETY HILL FINISHING LLC MCDOWELL WEAVING LLC
By:	/s/ Anthony J. Forman
Name:	Anthony J. Forman
Title:	Manager

WACHOVIA BANK, NATIONAL ASSOCIATION Individually and as Agent

By:	/s/ Katherine A. Harkness
Name:	Katherine A. Harkness
Title:	Director

THE CIT/GROUP COMMERCIAL SERVICES, INC.

By:	/s/ Jeffrey Lew
Name:	Jeffrey Lew
Title:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Patrick Flynn
Name:	Patrick Flynn
Title:	Duly Authorized Signatory

WELLS FARGO FOOTHILL, INC., (formerly known as FOOTHILL CAPITAL CORPORATION)

By:	/s/ Eunnie Kim
Name:	Eunnie Kim
Title:	Assistant Vice President

LASALLE BUSINESS CREDIT, LLC, successor by merger to, LASALLE BUSINESS CREDIT, INC.

By:	/s/ Douglas Colletti
Name:	Douglas Colletti
Title:	Senior Vice President

MORGAN STANLEY SENIOR FUNDING, INC.

By:	/s/ Dawn DiGianno
Name:	Dawn DiGianno
Title:	Vice President

ARK CLO 2000-1 LIMITED

By:	Patriarch Partners, LLC, its Collateral Manager
	By:	/s/ Lon Brown
	Name:	Lon Brown
Title:

ARK II CLO 2000-1 LIMITED

By:	Patriarch Partners, LLC, its Collateral Manager
	By:	/s/ Lon Brown
	Name:	Lon Brown
Title: